UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report:  March 9, 2012

EL PASO CORPORATION

(Exact name of Registrant as specified in its charter)

Delaware	1-14365	76-0568816
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification No.)

El Paso Building

1001 Louisiana Street

Houston, Texas 77002

(Address of principal executive offices)  (Zip Code)

Registrant’s telephone number, including area code  (713) 420-2600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.  Submission of Matters to a Vote of Security Holders.

On March 9, 2012, El Paso Corporation (“El Paso”) reconvened the special meeting of its stockholders, which was adjourned on March 6, 2012 without conducting any business.  A total of 612,764,908 shares of the corporation’s common stock entitled to vote were present or represented by proxy at the meeting constituting a quorum for the transaction of business.  At the meeting, the following proposals were presented for a stockholders’ vote:

Proposal 1: to consider and vote upon a proposal to adopt the Agreement and Plan of Merger, dated October 16, 2011, by and among El Paso, Sirius Holdings Merger Corporation, Sirius Merger Corporation, Kinder Morgan, Inc., Sherpa Merger Sub, Inc. and Sherpa Acquisition, LLC (the “Merger Agreement”) and the Agreement and Plan of Merger, dated October 16, 2011, by and among El Paso, Sirius Holdings Merger Corporation and Sirius Merger Corporation (the “First Merger Agreement”) and to approve the transactions contemplated by the Merger Agreement and the First Merger Agreement.

El Paso stockholders approved the proposal with the following voting results:

For	Against	Abstain
587,160,091	24,759,342	845,475

Proposal 2: to consider and vote upon any adjournment of the special meeting, if necessary, to solicit additional proxies if there are not sufficient votes to adopt the Merger Agreement and the First Merger Agreement.

El Paso stockholders approved the proposal with the following voting results:

For	Against	Abstain
562,206,275	49,677,485	880,816

Proposal 3: to consider and cast an advisory (non-binding) vote on the compensation that may be paid or become payable to our named executive officers that is based on or otherwise relates to the proposed transactions.

El Paso stockholders approved the proposal with the following voting results:

For	Against	Abstain
431,765,746	172,503,550	8,495,612

Item 8.01.                                          Other Events.

On March 9, 2012, El Paso issued a press release announcing the preliminary results of the special meeting.  A copy of this press release is attached hereto as Exhibit 99.1.

Item 9.01.                                          Financial Statements and Exhibits.

(d)                                         Exhibits

99.1	Press Release of El Paso Corporation, dated March 9, 2012.

Important Additional Information Filed With The SEC

Kinder Morgan, Inc. (“KMI”) has filed with the SEC a Registration Statement on Form S-4 in connection with the proposed transactions contemplated by the Merger Agreement, including a definitive Information Statement/Prospectus of KMI and a definitive Proxy Statement of El Paso Corporation (“EP”). The Registration Statement was declared effective by the SEC on January 30, 2012. Post-effective amendments to the Registration Statement were filed on February 27, 2012 and on March 1, 2012 and have been declared effective.  KMI and EP mailed the definitive Information Statement/Prospectus of KMI and definitive Proxy Statement of EP on or about January 31, 2012. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT AND THE DEFINITIVE INFORMATION STATEMENT/PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED BY KMI OR EP, BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders are able to obtain free copies of the Registration Statement and the definitive Information Statement/Proxy Statement/Prospectus and other documents filed with the SEC by KMI and EP through the web site maintained by the SEC at www.sec.gov or by phone, e-mail or written request by contacting the investor relations department of KMI or EP at the following:

	Kinder Morgan, Inc.	El Paso Corporation
Address:	500 Dallas Street, Suite 1000	1001 Louisiana Street
	Houston, Texas 77002	Houston, Texas 77002
	Attention: Investor Relations	Attention: Investor Relations
Phone:	(713) 369-9490	(713) 420-5855
E-mail:	kmp_ir@kindermorgan.com	investorrelations@elpaso.com

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

EL PASO CORPORATION

	By:	/s/ John R. Sult
John R. Sult
Executive Vice President and Chief Financial Officer
(Principal Financial Officer)

Dated: March 9, 2012.

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release of El Paso Corporation, dated March 9, 2012.